UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

Lightbridge, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21319	04-3065140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Corporate Drive, Burlington, Massachusetts		01803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-359-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 24, 2007, we adopted Amendment No. 1 to our Rights Agreement dated as of November 14, 1997 with American Stock Transfer and Trust Company. The Amendment changes the definition of "acquiring person" in Section 1 of the Rights Agreement to exclude from that definition passive institutional investors, such as mutual funds and other stockholders eligible to use Securities Exchange Act rule 13d-1(b)(1). The foregoing description of Amendment No. 1 is qualified in its entirety by the terms of Amendment No. 1, a copy of which is filed as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightbridge, Inc.

January 30, 2007	By:	Timothy C. O'Brien

Name: Timothy C. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Rights Agreement dated November 14, 1997 with American Stock Transfer and Trust Company as Rights Agent